UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 16, 2011
COLUMBIA LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10352	59-2758596

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039

(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (973) 994-3999
 (Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
     On September 16, 2011, the board of directors of Columbia Laboratories, Inc. (the “Company”) approved an amendment (the “Amendment”) to the Company's Amended and Restated Rights Agreement, dated as of November 29, 2010 (the “Rights Agreement”), to extend the expiration date of the rights contained therein from March 12, 2012 to July 3, 2013. On September 20, 2011, the Company and American Stock Transfer and Trust Company, LLC, as rights agent, entered into the Amendment. Except for the extension of the expiration date, the Rights Agreement otherwise remains unmodified.
     The foregoing description of the Amendment does not purport to be complete and should be read together with, and is qualified in its entirety by reference to, the Amendment, a copy of which is filed herewith as Exhibit 4.1 and is incorporated herein by reference. A copy of the Rights Agreement, incorporated herein by reference as Exhibit 4.2, and a summary of the material terms of the Rights Agreement were filed with the Securities and Exchange Commission on a Form 8-K on November 30, 2010.

ITEM 3.03.	MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
The disclosures set forth under Item 1.01 are incorporated by reference into this Item 3.03.

ITEM 7.01.	REGULATION FD DISCLOSURE.
     A copy of the press release announcing the Amendment is furnished herewith as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

3.1
Certificate of Designations of Series D Junior Participating Preferred Stock of Columbia Laboratories, Inc., included as Exhibit C to the Amended and Restated Rights Agreement, dated as of March 13, 2002, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of Columbia Laboratories, Inc., filed on March 15, 2002, SEC File No. 1-10352.

4.1
Amendment No. 1, dated as of September 20, 2011, to the Amended and Restated Rights Agreement, dated as of November 29, 2010, by and between Columbia Laboratories, Inc. and American Stock Transfer & Trust Company, LLC.

4.2
Amended and Restated Rights Agreement, dated as of November 29, 2010, by and between Columbia Laboratories, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Summary of Rights as Exhibit A, the Form of Right Certificate as Exhibit B and the Certificate of Designation of Series D Junior Participating Preferred Stock of Columbia Laboratories, Inc. as Exhibit C, incorporated herein by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K dated November 30, 2010.

99.1	Press Release of Columbia Laboratories, Inc., dated September 22, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA LABORATORIES, INC.
Date: September 22, 2011	By:	/S/ Lawrence A. Gyenes
	Name:	Lawrence A. Gyenes
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

INDEX TO EXHIBITS

3.1
Certificate of Designations of Series D Junior Participating Preferred Stock of Columbia Laboratories, Inc., included as Exhibit C to the Amended and Restated Rights Agreement, dated as of March 13, 2002, incorporated herein by reference to Exhibit 4.1 to the Current Report on Form 8-K of Columbia Laboratories, Inc., filed on March 15, 2002, SEC File No. 1-10352.

4.1
Amendment No. 1, dated as of September 20, 2011, to the Amended and Restated Rights Agreement, dated as of November 29, 2010, by and between Columbia Laboratories, Inc. and American Stock Transfer & Trust Company, LLC.

4.2
Amended and Restated Rights Agreement, dated as of November 29, 2010, by and between Columbia Laboratories, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent, which includes the Summary of Rights as Exhibit A, the Form of Right Certificate as Exhibit B and the Certificate of Designation of Series D Junior Participating Preferred Stock of Columbia Laboratories, Inc. as Exhibit C, incorporated herein by reference to Exhibit 4.2 to the Company's Current Report on Form 8-K dated November 30, 2010.

99.1	Press Release of Columbia Laboratories, Inc., dated September 22, 2011.